 Exhibit 10.3

PERSONAL GUARANTY

This PERSONAL GUARANTY (this “Guaranty”) is made as of the 28th day of December, 2018, by the undersigned (the “Guarantor”) for the benefit of Dominion Capital, LLC, a Connecticut limited liability company, and its successors and assigns (the “Investor”).

W I T N E S S E T H

WHEREAS, the Guarantor serves as the Chief Executive Officer of Ault & Company, Inc., a Delaware corporation (the “Principal”), as well as the Chief Executive Officer of DPW Holdings, Inc., a Delaware corporation (“DPW”), and has extensive familiarity with and primary responsibility for the management of DPW’s and its subsidiaries’ businesses, including the business of each of Microphase Corporation, a Delaware corporation (“Microphase”), and Enertec Systems 2001 Ltd., an Israeli corporation (“Enertec”); and

WHEREAS, the Investor has extended credit to DPW (a) pursuant to a Senior Secured Convertible Promissory Note, dated May 15, 2018 (as amended from time to time, the “May Note”), purchased by the Investor pursuant to a Securities Purchase Agreement, dated May 15, 2018 (as amended from time to time, the “May SPA”); (b) pursuant to a Senior Secured Convertible Promissory Note, dated July 2, 2018 (as amended from time to time, the “July Note”), purchased by the Investor pursuant to a Securities Purchase Agreement, dated July 2, 2018 (as amended from time to time, the “July SPA”); and (c) pursuant to a Senior Secured Convertible Promissory Note, dated September 2, 2018 (as amended from time to time, the “September Note,” and together with the May Note and the July Note, the “DPW Notes”), purchased by the Investor pursuant to a Securities Purchase Agreement, dated September 2, 2018 (as amended from time to time, the “September SPA”); and

WHEREAS, the Investor is, contemporaneously herewith, extending credit to Microphase pursuant to a Secured Promissory Note, dated December 28, 2018 (as amended from time to time, the “Microphase Note”), which obligation of Microphase is secured by all assets of Microphase and its subsidiaries pursuant to a Security Agreement, dated December 28, 2018, among Microphase, its subsidiaries and the Investor (as amended from time to time, the “Microphase Security Agreement”); and

WHEREAS, the Investor is, contemporaneously herewith, extending credit to Enertec pursuant to a Secured Promissory Note, dated December 28, 2018 (as amended from time to time, the “Enertec Note”), which obligation of Enertec is secured by all assets of Enertec and its subsidiaries pursuant to a Security Agreement, dated December 28, 2018, among Enertec, its subsidiaries and the Investor (as amended from time to time, the “Enertec Security Agreement”); and

WHEREAS, pursuant to that certain Amendment No. 10 Agreement, dated December 20, 2018, among DPW, the Investor and the Principal (“Amendment 10”), the Principal entered into that certain performance guaranty to guarantee the performance of (i) DPW and its subsidiaries on the outstanding obligations under the DPW Notes and (ii) the obligations of each of Microphase and Enertec under the Microphase Note and the Enertec Note, respectively (the “Principal Guaranty”); and

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WHEREAS, the Investor entered into Amendment No. 10, extended credit to each of Microphase and Enertec pursuant to each of the Microphase Note and Enertec Note, respectively, and has accepted the Principal Guaranty, with the expectation that it would also receive this Guaranty from the Guarantor; and

WHEREAS, as used herein, the term “Transaction Documents” means, collectively, this Guaranty, the DPW Notes, each Transaction Document (as defined in each of the May SPA, July SPA and September SPA), the Enertec Note, the Enertec Security Agreement, the Microphase Note, the Microphase Security Agreement, Amendment No.10 and the Principal Guaranty.

NOW THEREFORE, to induce the Investor to extend credit to each of Enertec and Microphase pursuant to the Enertec Note and Microphase Note, respectively, as well as to accept the Principal Guaranty, and for other good and valuable consideration, including, but not limited to, the consideration described in the recitals above, receipt of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.       Upon the terms and subject to conditions hereinafter set forth, the Guarantor hereby guarantees (a) the payment by each of DPW, Microphase and Enertec, when due, to the Investor under each of the DPW Notes, Microphase Note and Enertec Note (collectively, the “Notes”); (b) the performance by each of DPW, Microphase and Enertec of each of their respective obligations under the Notes and other Transaction Documents; (c) the performance by each of the Principal of its obligations under the Principal Guaranty; and (d) the payment of any reasonable costs or expenses, including, without limitation, the Investor’s reasonable attorneys’ fees, incurred by the Investor in connection with the enforcement of this Guaranty, the Principal Guaranty, the Notes and the other Transaction Documents (the obligations under the Guaranty, the Principal Guaranty, the Notes and the other Transaction Documents, together with such reasonable and documented costs and expenses, collectively being herein called the “Obligations”). The foregoing guaranty shall be a continuing guaranty and shall remain in full force and effect until all of the Obligations of each of DPW, the Principal, Microphase and Enertec hereby guaranteed are indefeasibly paid in full. The Guarantor’s obligations under this paragraph shall be reinstated and continued in full force and effect if at any time any payment received by the Investor in satisfaction of the Obligations referred to above is invalidated, declared to be fraudulent or preferentially set aside and/or required to be repaid by the Investor. Additional guarantors to this Guaranty may only be added with the consent of the Investor.

2.       This Guaranty is an absolute, unconditional, continuing guaranty of payment and not merely of collection; this Guaranty may be proceeded upon immediately upon non-payment (when due) of any of the Obligations without any prior action or proceeding against DPW, the Principal, Microphase or Enertec, as applicable. The obligations of the Guarantor hereunder shall not be released, discharged or otherwise affected by any amendment, change or modification to or of any of the Transaction Documents. Upon any breach of this Guaranty, the Guarantor shall notify the Investor of such breach as set forth in Section 7 of the Principal Guaranty.

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3.       The Guarantor hereby expressly waives, disclaims and relinquishes all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, notices of sale, any requirement that the Investor exhaust any right, power or remedy or take any action against DPW, the Principal, Microphase or Enertec, and other formalities of similar kind, and any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against the Guarantor. The obligations of the Guarantor hereunder are absolute and unconditional irrespective of the genuineness, legality, regularity or enforceability of any of the Transaction Documents, or any other agreement, instrument or document contemplated therein or thereby.

4.       The Guarantor shall not assign his obligations hereunder to any other person without the written consent of the Investor, and any purported assignment in violation of this provision shall be void.

5.       The Guarantor shall not provide a guaranty to any third party until all of the Obligations of each of DPW, the Principal, Microphase and Enertec hereby guaranteed are indefeasibly paid in full.

6.        This Guaranty shall be governed by, and construed in accordance with, the law of the State of New York without regard to the conflict of laws rules thereof. This Guaranty may not be modified, altered, or amended except by a writing signed by the Guarantor and consented to by the Investor.

7.       This Guaranty is intended to be, and is for the benefit of the Investor and may be relied on by the Investor, its successors and assigns. This Guaranty is a legal and binding obligation of the Guarantor and is enforceable by the Investor in accordance with its terms, except as limited by applicable law.

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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

Milton C. Ault III

AGREED AND ACCEPTED:

Dominion Capital, LLC

By:

Name:

Title: